UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 28, 2011

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7915 Baymeadows Way, Jacksonville, Florida		32256
(Address of Principal Executive Offices)		(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

On September 28, 2011, the shareholders of ParkerVision, Inc. (the “Company”) approved the ParkerVision, Inc. 2011 Long-Term Incentive Equity Plan (the “Plan”). The Plan reserves 5,000,000 shares of the Company’s common stock for issuance in accordance with the Plan’s terms, subject to adjustment upon a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, a common stock forward split or reverse split or another extraordinary or unusual event that results in a change in the shares of common stock as a whole. The Company may issue incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and other stock-based awards under the Plan. All employees, officers, directors and consultants of the Company are eligible to be granted awards under the Plan. The Plan will be administered by the Compensation Committee of the Company’s Board of Directors. The Plan is more fully described on pages 23 to 30 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 15, 2011, which description is incorporated herein by reference.

The foregoing summary of the material terms and conditions of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2011 Annual Meeting of Shareholders was held on September 28, 2011. At the Annual Meeting, our shareholders considered three proposals: (1) the election of seven directors, to hold office until the next annual meeting and until their respective successors are duly elected and qualified, (2) the ratification of the selection of PricewaterhouseCoopers LLP as our independent certified registered public accounting firm, and (3) approval of the ParkerVision, Inc. 2011 Long-Term Incentive Equity Plan.

The shareholders elected Messrs. Jeffrey Parker, William Hightower, John Metcalf , David Sorrells, Robert Sterne, Nam Suh, and Papken der Torossian as directors, who together constitute the entire Board of Directors. The following is a tabulation of votes cast for and withheld from each director, as well as the number of broker non-votes:

Nominee	For	Withheld	Broker Non Votes
Jeffrey Parker	22,854,965	523,785	20,289,504
William Hightower	22,880,260	498,490	20,289,504
John Metcalf	16,396,625	6,982,125	20,289,504
David Sorrells	22,855,015	523,735	20,289,504
Robert Sterne	21,462,828	1,915,922	20,289,504
Nam Suh	22,950,836	427,914	20,289,504
Papken der Torossian	22,910,861	467,889	20,289,504

The shareholders also ratified the selection of PricewaterhouseCoopers LLP as our independent certified registered public accounting firm. The following is a tabulation of votes cast for and against, as well as the number of abstentions:

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For	Against	Abstentions
42,989,229	667,304	11,721

The shareholders also approved the ParkerVision, Inc. 2011 Long-Term Incentive Equity Plan. The following is a tabulation of votes cast for and against, as well as the number of abstentions and broker non-votes:

For	Against	Abstentions	Broker Non Votes
13,998,540	9,333,860	46,350	20,289,504

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
ParkerVision, Inc. 2011 Long-Term Equity Incentive Plan (incorporated by reference to Annex A of ParkerVision, Inc.’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 15, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2011
PARKERVISION, INC.

	By:	/s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer

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